SECURITIES AND EXCHANGE COMMISSION



                       WASHINGTON, D.C. 20549

             __________________________________________


                              FORM 8-K
                           CURRENT REPORT


                  Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934



Date of Report                                May 23, 1994
(Date of Earliest Event Reported)



                 COLUMBIA/HCA HEALTHCARE CORPORATION
       (Exact name of Registrant as specified in its Charter)


                              DELAWARE
                      (State of Incorporation)




 001-11239                                            75-2497104
(Commission                                        (I.R.S. Employer
File Number)                                       Identification No.)





201 West Main Street, Louisville, Kentucky              40202
(Address of principal executive offices)              (Zip Code)





                           (502) 572-2000
        (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

        On May 23, 1994, Columbia/HCA Healthcare Corporation and Medical Care America, Inc. jointly announced the signing of a definitive agreement to merge in a tax free stock-for-stock transaction.

ITEM 7. EXHIBIT.

        Exhibit 20.  Copy of the joint press release dated May 23, 1994.

                              SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



COLUMBIA/HCA HEALTHCARE CORPORATION



Richard A. Lechleiter
Vice President and Controller


DATED:  May 24, 1994